UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 10, 2003


                             1st SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

       0-6233                                       35-1068133
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(Commission File Number)               (I.R.S. Employer Identification No.)


100 North Michigan Street     South Bend, Indiana         46601
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(Address of principal executive offices)               (Zip Code)

                                 (574) 235-2702
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events


On February 10, 2003, 1st Source Corporation issued a press release that announced a revision to 2002 fourth quarter and annual earnings as originally released on January 21, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)        Exhibits

              99.1      Press release dated February 10, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 1st Source Corporation
                                 ----------------------

DATE   02/10/03                 /s/ Christopher J. Murphy III
     -----------                -----------------------------
                                     (Signature)
                                     Christopher J. Murphy III
                                     Chairman of the Board, President and CEO


DATE   02/10/03                 /s/ Larry E. Lentych
     -----------                -----------------------------
                                      (Signature)
                                      Larry E. Lentych
                                      Treasurer and Chief Financial Officer
                                      Principal Accounting Officer